Exhibit 99.1

Protolabs Reports Financial Results for the Fourth Quarter and Full Year 2022

Revenue of $115.6 million in the Fourth Quarter of 2022

Record Annual Revenue of $488.4 million in 2022

Increases share repurchase authorization to $250 million

MAPLE PLAIN, Minn. – February 10, 2023 – Proto Labs, Inc. (the "Company" or "Protolabs") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the fourth quarter and full year ended December 31, 2022.

Fourth Quarter 2022 Highlights include:

●	Revenue for the fourth quarter of 2022 was $115.6 million, representing a 6.5 percent decrease compared to revenue of $123.6 million in the fourth quarter of 2021.
●

Revenue generated from our digital network powered by Hubs was $14.8 million in the fourth quarter, representing growth of 49.6 percent over the fourth quarter of 2021 and 22.2 percent sequential growth compared to the third quarter of 2022.

●	Net loss for the fourth quarter of 2022 was $115.1 million, or ($4.24) per diluted share, driven by a goodwill impairment charge of $118.0 million.
●	Non-GAAP net income was $7.0 million, or $0.26 per diluted share. See “Non-GAAP Financial Measures” below.

Expanded Share Repurchase Program:

●	On February 7, 2023, Protolabs' Board of Directors approved $50 million increase to existing Share Repurchase Program, bringing the total amount authorized under the program to $250 million.
●	As of December 31, 2022, the Company has purchased $117.7 million under the program, which expires December 31, 2024.
●	With the increased authorization, the Company has $132.3 million remaining to repurchase shares under the expanded program.

“In a challenging economic environment, impacted by inflation, slowing growth and continued supply chain challenges, our Protolabs and Hubs teams continued to delight our customers as together we build the most comprehensive digital manufacturing capabilities in the world,” said Rob Bodor, President and Chief Executive Officer. “Following the launch of several new offers in 2022 and early 2023, we are well-positioned to extend our market differentiation with quality internal manufacturing at speed and the expansive breadth and depth afforded by our curated network of manufacturing partners.”

Full Year 2022 Highlights include:

●	Record annual revenue of $488.4 million in 2022.
●	Protolabs served 56,333 unique product developers during the year.
●	Gross margin was 44.1 percent of revenue in 2022, compared to 45.6 percent in 2021.

●	EBITDA margin was (12.2 percent) of revenue in 2022 driven by a fourth quarter goodwill impairment charge of $118.0 million, compared to 16.5 percent in 2021.
●	Adjusted EBITDA margin was 17.1 percent of revenue in 2022, compared to 18.3 percent in 2021. See “Non-GAAP Financial Measures” below.
●	Net loss for 2022 was $103.5 million, or ($3.77) per diluted share.
●	Non-GAAP net income was $41.1 million, or $1.50 per diluted share. See “Non-GAAP Financial Measures” below.
●	Cash and investments balance was $106.5 million as of December 31, 2022.

“As we narrow our focus in 2023 on growth of our Injection Molding business and accelerating growth from the integrated Protolabs and Hubs CNC offer, we are managing expenses to enable continued strategic investments which we expect to drive profitable revenue growth,” said Dan Schumacher, Chief Financial Officer. “Combined with a healthy financial position and strong cash balance, disciplined cost management will help fuel growth of the business while returning capital to our shareholders.”

Expanded Share Repurchase Program

Under the expanded $250 million Share Repurchase Program, shares of the Company’s common stock may be repurchased periodically, including in the open market or privately negotiated transactions. The actual timing, manner, number, and value of shares repurchased under the program will be determined by management at its discretion and will depend on several factors, including the market price of Proto Labs’ common stock, general market and economic conditions, applicable requirements, and other business considerations. The Share Repurchase Program does not obligate the Company to acquire any particular amount of shares of the Company’s stock.

Non-GAAP Financial Measures

The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates and revenue earned from our acquisition of Hubs (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the Company.

The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for goodwill impairment charges, stock-based compensation expense, unrealized (gain) loss on foreign currency, costs related to the Japan closure activities and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for goodwill impairment charges, stock-based compensation expense, unrealized (gain) loss on foreign currency, costs related to the Japan closure activities and transaction costs (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP operating margin, adjusted for goodwill impairment charges, stock-based compensation expense, amortization expense, costs related to the closure of Japan, and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP gross margin excluding Japan, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results. The Company has included non-GAAP operating margin excluding Japan, adjusted for goodwill impairment charges, stock-based compensation expense, amortization expense, costs related to the Japan closure activities and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP net income, adjusted for goodwill impairment charges, stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, costs related to the closure of Japan, and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP gross margin excluding Japan, non-GAAP operating margin, non-GAAP operating margin excluding Japan, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The Company has scheduled a conference call to discuss its fourth quarter and full year 2022 financial results and first quarter 2023 outlook today, February 10, 2023 at 8:30 a.m. EST. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EST start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/d3nzbm3z. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while our supply network powered by Hubs unlocks advanced capabilities and volume pricing at higher quantities. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Ryan Johnsrud, 612-225-4873

Manager – Investor Relations and FP&A

ryan.johnsrud@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	December 31,	December 31,
	2022	2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$56,558	$65,929
Short-term marketable securities	23,568	11,580
Accounts receivable, net	76,225	80,051
Inventory	13,578	13,161
Income taxes receivable	4,042	1,321
Prepaid expenses and other current assets	12,597	11,450
Total current assets	186,568	183,492

Property and equipment, net	257,785	280,346
Goodwill	273,991	400,610
Other intangible assets, net	31,250	37,998
Long-term marketable securities	26,419	14,340
Operating lease assets	3,844	5,578
Finance lease assets	17,532	1,898
Other long-term assets	4,779	4,320
Total assets	$802,168	$928,582

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$17,356	$25,364
Accrued compensation	12,743	13,704
Accrued liabilities and other	22,384	11,980
Current operating lease liabilities	1,561	3,298
Current finance lease liabilities	17,537	550
Total current liabilities	71,581	54,896

Long-term operating lease liabilities	2,255	2,245
Long-term finance lease liabilities	-	1,351
Long-term deferred tax liabilities	26,322	35,892
Other long-term liabilities	4,362	5,705

Shareholders' equity	697,648	828,493
Total liabilities and shareholders' equity	$802,168	$928,582

Proto Labs, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue
Injection Molding	$44,885	$53,905	$200,578	$226,117
CNC Machining	46,563	44,858	188,372	166,811
3D Printing	19,530	18,727	78,988	72,721
Sheet Metal	4,432	5,607	19,498	20,397
Other	197	485	962	2,052
Total revenue	115,607	123,582	488,398	488,098

Cost of revenue	67,000	68,170	272,933	265,407
Gross profit	48,607	55,412	215,465	222,691

Operating expenses
Marketing and sales	20,517	20,229	82,752	82,175
Research and development	8,906	10,386	38,222	44,241
General and administrative	17,774	11,747	67,544	55,933
Goodwill impairment	118,008	-	118,008	-
Closure of Japan business	534	-	6,922	-
Total operating expenses	165,739	42,362	313,448	182,349
(Loss) income from operations	(117,132)	13,050	(97,983)	40,342
Other income (expense), net	429	(118)	106	(158)
(Loss) income before income taxes	(116,703)	12,932	(97,877)	40,184
Provision for income taxes	(1,638)	1,022	5,585	6,812
Net (loss) income	$(115,065)	$11,910	$(103,462)	$33,372

Net (loss) income per share:
Basic	$(4.24)	$0.43	$(3.77)	$1.21
Diluted	$(4.24)	$0.43	$(3.77)	$1.21

Shares used to compute net (loss) income per share:
Basic	27,136,821	27,555,357	27,409,838	27,617,627
Diluted	27,136,821	27,562,694	27,409,838	27,653,099

Proto Labs, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Year Ended
	December 31,
	2022	2021
Operating activities
Net (loss) income	$(103,462)	$33,372
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	39,425	40,488
Stock-based compensation expense	17,545	19,095
Deferred taxes	(9,499)	339
Changes in fair value of contingent consideration	-	(13,253)
Loss on impairment of goodwill	118,008	-
Impairments related to closure of Japan business	2,842	-
Gain on disposal of property and equipment	(1,211)	-
Other	35	842
Changes in operating assets and liabilities	(1,604)	(25,641)
Net cash provided by operating activities	62,079	55,242

Investing activities
Purchases of property, equipment and other capital assets	(21,686)	(34,209)
Proceeds from sales of property, equipment and other capital assets	4,108	-
Cash used for acquisitions, net of cash acquired	-	(127,413)
Purchases of marketable securities	(46,872)	(16,159)
Proceeds from sales of marketable securities	1,998	64,913
Proceeds from call redemptions and maturities of marketable securities	19,360	18,204
Net cash used in investing activities	(43,092)	(94,664)

Financing activities
Proceeds from exercises of stock options and other	3,950	5,862
Purchases of shares withheld for tax obligations	(1,682)	(4,225)
Repurchases of common stock	(29,659)	(23,279)
Principal repayments of finance lease obligations	(531)	(552)
Other	-	(4)
Net cash used in financing activities	(27,922)	(22,198)
Effect of exchange rate changes on cash and cash equivalents	(436)	(54)
Net decrease in cash and cash equivalents	(9,371)	(61,674)
Cash and cash equivalents, beginning of period	65,929	127,603
Cash and cash equivalents, end of period	$56,558	$65,929

Proto Labs, Inc.

Reconciliation of GAAP to Non-GAAP Net Income per Share

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021

Non-GAAP net (loss) income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, goodwill impairment, costs related to Japan closure activities and transaction costs

GAAP net (loss) income	$(115,065)	$11,910	$(103,462)	$33,372
Add back:
Stock-based compensation expense	4,210	3,556	17,545	19,095
Amortization expense	1,514	1,552	6,096	6,153
Unrealized (gain) loss on foreign currency	(490)	215	252	556
Goodwill impairment	118,008	-	118,008	-
Costs related to Japan closure activities	534	-	6,922	-
Transaction costs [1]	-	(4,705)	-	(10,575)
Total adjustments [2]	123,776	618	148,823	15,229
Income tax benefits on adjustments [3]	(1,753)	(1,150)	(4,271)	(5,789)
Non-GAAP net income	$6,958	$11,378	$41,090	$42,812

Non-GAAP net income per share:
Basic	$0.26	$0.41	$1.50	$1.55
Diluted	$0.26	$0.41	$1.50	$1.55

Shares used to compute non-GAAP net income per share:
Basic	27,136,821	27,555,357	27,409,838	27,617,627
Diluted	27,151,991	27,562,694	27,433,257	27,653,099

[1]	Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

[2]

Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, goodwill impairment, costs related to Japan closure activities and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021

Cost of revenue	$840	$990	$3,541	$3,964

Marketing and sales	816	895	3,295	3,736
Research and development	488	689	2,190	2,833
General and administrative	3,580	(2,171)	14,615	4,140
Goodwill impairment	118,008	-	118,008	-
Closure of Japan business	534	-	6,922	-
Total operating expenses	123,426	(587)	145,030	10,709

Other (income) expense, net	(490)	215	252	556
Total adjustments	$123,776	$618	$148,823	$15,229

[3]

For the three-month and year-ended periods ended December 31, 2022 and 2021, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.

Reconciliation of GAAP to Non-GAAP Gross Margin

(In thousands)

(Unaudited)

	Three Months Ended		Year Ended		Three Months Ended
	December 31,		December 31,		September 30,
	2022	2021	2022	2021	2022	2021
Revenue	$115,607	$123,582	$488,398	$488,098	$121,721	$125,342
Gross Profit	48,607	55,412	215,465	222,691	53,632	55,324
GAAP gross margin	42.0%	44.8%	44.1%	45.6%	44.1%	44.1%
Add back:
Stock-based compensation expense	498	648	2,172	2,595	560	644
Amortization expense	342	342	1,369	1,369	342	342
Total adjustments	840	990	3,541	3,964	902	986
Non-GAAP gross profit	$49,447	$56,402	$219,006	$226,655	$54,534	$56,310
Non-GAAP gross margin	42.8%	45.6%	44.8%	46.4%	44.8%	44.9%

Proto Labs, Inc.

Reconciliation of GAAP to Non-GAAP Gross Margin Excluding Japan

(In thousands)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue	$115,607	$123,582	$488,398	$488,098
Revenue excluding Japan	$115,607	$120,074	$480,169	$474,857
Gross Profit	48,607	55,412	215,465	222,691
GAAP gross margin	42.0%	44.8%	44.1%	45.6%
Less: Japan gross (loss) profit	(93)	1,568	3,057	5,413
Gross Profit excluding Japan	48,700	53,844	212,408	217,278
GAAP gross margin excluding Japan	42.1%	44.8%	44.2%	45.8%
Add back:
Stock-based compensation expense	498	648	2,172	2,595
Amortization expense	342	342	1,369	1,369
Less:
Japan stock-based compensation expense	-	26	61	96
Japan amortization expense	-	-	-	-
Total adjustments	840	964	3,480	3,868
Non-GAAP gross profit excluding Japan	$49,540	$54,808	$215,888	$221,146
Non-GAAP gross margin excluding Japan	42.9%	45.6%	45.0%	46.6%

Proto Labs, Inc.

Reconciliation of GAAP to Non-GAAP Operating Margin

(In thousands)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue	$115,607	$123,582	$488,398	$488,098
(Loss) income from operations	(117,132)	13,050	(97,983)	40,342
GAAP operating margin	(101.3)%	10.6%	(20.1)%	8.3%
Add back:
Stock-based compensation expense	4,210	3,556	17,545	19,095
Amortization expense	1,514	1,552	6,096	6,153
Transaction costs [1]	-	(4,705)	-	(10,575)
Goodwill impairment	118,008	-	118,008	-
Costs related to Japan closure activities	534	-	6,922	-
Total adjustments	124,266	403	148,571	14,673
Non-GAAP income from operations	$7,134	$13,453	$50,588	$55,015
Non-GAAP operating margin	6.2%	10.9%	10.4%	11.3%

[1]	Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.

Reconciliation of GAAP to Non-GAAP Operating Margin Excluding Japan

(In thousands)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue	$115,607	$123,582	$488,398	$488,098
Revenue excluding Japan	$115,607	$120,074	$480,169	$474,857
(Loss) income from operations	(117,132)	13,050	(97,983)	40,342
GAAP operating margin	(101.3)%	10.6%	(20.1)%	8.3%
Less: Japan (loss) income from operations	(594)	154	(1,424)	(1,020)
(Loss) income from operations excluding Japan	(116,538)	12,896	(96,559)	41,362
GAAP operating margin excluding Japan	(100.8)%	10.7%	(20.1)%	8.7%
Add back:
Stock-based compensation expense	4,210	3,556	17,545	19,095
Amortization expense	1,514	1,552	6,096	6,153
Transaction costs [1]	-	(4,705)	-	(10,575)
Goodwill impairment	118,008	-	118,008	-
Costs related to Japan closure activities	534	-	6,922	-
Less:
Japan stock-based compensation expense	20	163	406	626
Japan amortization expense	-	-	-	-
Total adjustments	124,246	240	148,165	14,047
Non-GAAP income from operations excluding Japan	$7,708	$13,136	$51,606	$55,409
Non-GAAP operating margin excluding Japan	6.7%	10.9%	10.7%	11.7%

[1]	Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.

Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue	$115,607	$123,582	$488,398	$488,098
GAAP net (loss) income	(115,065)	11,910	(103,462)	33,372
GAAP net (loss) income margin	(99.5)%	9.6%	(21.2)%	6.8%
Add back:
Amortization expense	$1,514	$1,552	$6,096	$6,153
Depreciation expense	7,930	8,705	33,329	34,335
Interest income, net	(509)	(23)	(968)	(230)
Tax expense	(1,638)	1,022	5,585	6,812
EBITDA	(107,768)	23,166	(59,420)	80,442
EBITDA Margin	(93.2)%	18.7%	(12.2)%	16.5%
Add back:
Stock-based compensation expense	4,210	3,556	17,545	19,095
Unrealized (gain) loss on foreign currency	(490)	215	252	556
Costs related to Japan closure activities	534	-	6,922	-
Goodwill impairment	118,008	-	118,008	-
Transaction costs [1]	-	(4,705)	-	(10,575)
Total adjustments	122,262	(934)	142,727	9,076
Adjusted EBITDA	$14,494	$22,232	$83,307	$89,518
Adjusted EBITDA Margin	12.5%	18.0%	17.1%	18.3%

[1]	Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.

Comparison of GAAP to Non-GAAP Revenue Growth by Region

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$92,278	$-	$-	$92,278	$97,934	(5.8)%	(5.8)%
Europe	23,329	3,216	-	26,545	22,140	5.4	19.9
Japan	-	-	-	-	3,508	(100.0)	(100.0)
Total Revenue	$115,607	$3,216	$-	$118,823	$123,582	(6.5)%	(3.9)%

	Year Ended December 31, 2022				Year Ended December 31, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$387,399	$-	$(1,049)	$386,350	$384,458	0.8%	0.5%
Europe	92,770	10,381	(1,279)	101,872	90,399	2.6	12.7
Japan	8,229	1,226	-	9,455	13,241	(37.9)	(28.6)
Total Revenue	$488,398	$11,607	$(2,328)	$497,677	$488,098	0.1%	2.0%

[1] Revenue for the three-month and year-ended periods ended December 31, 2022 has been recalculated using 2021 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the year-ended period ended December 31, 2022 has been recalculated to exclude revenue earned from the Company's acquisition of Hubs, Inc. for the period from January 1, 2022 to January 21, 2022 to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions. The Hubs, Inc. acquisition occurred on January 22, 2021 and was included in 2021 revenue after that date.

[3] This column presents the percentage change from GAAP revenue for the three-month and year-ended periods ended December 31, 2021 to GAAP revenue for the three-month and year-ended periods ended December 31, 2022.

[4] This column presents the percentage change from GAAP revenue for the three-month and year-ended periods ended December 31, 2021 to non-GAAP revenue for the three-month and year-ended periods ended December 31, 2022 (as recalculated using the foreign currency exchange rates in effect during the three-month and year-ended periods ended December 31, 2021, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.

Comparison of GAAP to Non-GAAP Revenue Growth by Service Line

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
Injection Molding	$44,885	$1,383	$-	$46,268	$53,905	(16.7)%	(14.2)%
CNC Machining	46,563	1,083	-	47,646	44,858	3.8	6.2
3D Printing	19,530	726	-	20,256	18,727	4.3	8.2
Sheet Metal	4,432	24	-	4,456	5,607	(21.0)	(20.5)
Other	197	-	-	197	485	(59.4)	(59.4)
Total Revenue	$115,607	$3,216	$-	$118,823	$123,582	(6.5)%	(3.9)%

	Year Ended December 31, 2022				Year Ended December 31, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
Injection Molding	$200,578	$5,485	$(189)	$205,874	$226,117	(11.3)%	(9.0)%
CNC Machining	188,372	3,776	(1,637)	190,511	166,811	12.9	14.2
3D Printing	78,988	2,279	(408)	80,859	72,721	8.6	11.2
Sheet Metal	19,498	63	(84)	19,477	20,397	(4.4)	(4.5)
Other	962	4	(10)	956	2,052	(53.1)	(53.4)
Total Revenue	$488,398	$11,607	$(2,328)	$497,677	$488,098	0.1%	2.0%

[1] Revenue for the three-month and year-ended periods ended December 31, 2022 has been recalculated using 2021 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the year-ended period ended December 31, 2022 has been recalculated to exclude revenue earned from the Company's acquisition of Hubs, Inc. for the period from January 1, 2022 to January 21, 2022 to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions. The Hubs, Inc. acquisition occurred on January 22, 2021 and was included in 2021 revenue after that date.

[3] This column presents the percentage change from GAAP revenue for the three-month and year-ended periods ended December 31, 2021 to GAAP revenue for the three-month and year-ended periods ended December 31, 2022.

[4] This column presents the percentage change from GAAP revenue for the three-month and year-ended periods ended December 31, 2021 to non-GAAP revenue for the three-month and year-ended periods ended December 31, 2022 (as recalculated using the foreign currency exchange rates in effect during the three-month and year-ended periods ended December 31, 2021, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.

Product Developer Information

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Unique product developers and engineers served	22,205	23,376	56,333	55,330